UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: December 3, 2009

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on December 3, 2009 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report November traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  December 3, 2009

EXHIBIT INDEX

Exhibit  Description

99.1          Press Release

CONTACT:           Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Thursday, Dec. 3, 2009

AMERICAN AIRLINES REPORTS NOVEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported a November load factor of 79.6 percent, an increase of 3.0 points versus the same period last year.  Traffic decreased 0.5 percent and capacity decreased 4.2 percent year over year.
Domestic traffic increased 1.4 percent year over year on 2.0 percent less capacity.  International traffic decreased by 3.5 percent relative to last year on a capacity decrease of 7.7 percent.
American boarded 6.7 million passengers in November.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	November
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	9,491,577	9,535,097	-0.5%
D.O.T. DOMESTIC	5,969,853	5,885,925	1.4
INTERNATIONAL	3,521,724	3,649,172	-3.5
ATLANTIC	1,322,323	1,396,702	-5.3
LATIN AMERICA	1,773,267	1,819,970	-2.6
PACIFIC	426,134	432,500	-1.5
AVAILABLE SEAT MILES (000)
SYSTEM	11,924,091	12,449,720	-4.2%
D.O.T. DOMESTIC	7,423,463	7,575,104	-2.0
INTERNATIONAL	4,500,628	4,874,616	-7.7
ATLANTIC	1,737,348	1,831,112	-5.1
LATIN AMERICA	2,218,792	2,479,717	-10.5
PACIFIC	544,488	563,787	-3.4
LOAD FACTOR
SYSTEM	79.6%	76.6%	3.0	Pts
D.O.T. DOMESTIC	80.4	77.7	2.7
INTERNATIONAL	78.2	74.9	3.4
ATLANTIC	76.1	76.3	-0.2
LATIN AMERICA	79.9	73.4	6.5
PACIFIC	78.3	76.7	1.5
PASSENGERS BOARDED	6,685,831	6,718,704	-0.5%

SYSTEM CARGO TON MILES (000)	160,403	156,000	2.8%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD November
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	112,221,240	121,409,635	-7.6%
D.O.T. DOMESTIC	70,441,675	76,871,993	-8.4
INTERNATIONAL	41,779,565	44,537,642	-6.2
ATLANTIC	17,158,001	17,871,594	-4.0
LATIN AMERICA	19,739,641	21,607,613	-8.6
PACIFIC	4,881,923	5,058,436	-3.5
AVAILABLE SEAT MILES (000)
SYSTEM	139,109,859	150,460,574	-7.5%
D.O.T. DOMESTIC	85,144,326	93,892,110	-9.3
INTERNATIONAL	53,965,534	56,568,464	-4.6
ATLANTIC	21,977,423	22,724,966	-3.3
LATIN AMERICA	25,806,982	27,671,433	-6.7
PACIFIC	6,181,129	6,172,066	0.1
LOAD FACTOR
SYSTEM	80.7%	80.7%	0.0	Pts
D.O.T. DOMESTIC	82.7	81.9	0.9
INTERNATIONAL	77.4	78.7	-1.3
ATLANTIC	78.1	78.6	-0.6
LATIN AMERICA	76.5	78.1	-1.6
PACIFIC	79.0	82.0	-3.0
PASSENGERS BOARDED	78,640,718	85,493,767	-8.0%

SYSTEM CARGO TON MILES (000)	1,504,187	1,870,557	-19.6%

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/